DRIEHAUS MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund *DREGX

(the “Fund”)

SUPPLEMENT DATED MAY 1, 2017

TO THE SUMMARY PROSPECTUS FOR THE FUND (“SUMMARY PROSPECTUS”) AND THE

PROSPECTUS FOR THE FUND (“PROSPECTUS”), EACH DATED APRIL 30, 2017

On April 26, 2017, the Board of Trustees of the Fund authorized the filing of a post-effective amendment for the Fund in order to register an additional class of shares. Driehaus Capital Management LLC, the investment adviser to the Fund (the “Adviser”), has proposed a new Institutional class of shares with the current class of shares to become the Investor class. In addition to this proposal, the Adviser has proposed to lower the management fee for the Fund to 1.05% and to impose a shareholder services fee of up to 0.25% on the Investor class shares. The Fund’s Board of Trustees is scheduled to consider these proposals at the June 8, 2017 Board meeting. If approved, it is anticipated that these changes will take effect in July, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.